EXHIBIT 10.108


                              OFFICE BUILDING LEASE

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                                                                      PAGE
Paragraph 1    LEASE OF PREMISES...................................... 1

Paragraph 2    DEFINITIONS............................................ 1

Paragraph 3    EXHIBITS AND ADDENDA................................... 2

Paragraph 4    DELIVERY OF POSSESSION................................. 2

Paragraph 5    RENT................................................... 2

Paragraph 6    INTEREST AND LATE CHARGES.............................. 5

Paragraph 7    SECURITY DEPOSIT....................................... 5

Paragraph 8    TENANT'S USE OF THE PREMISES........................... 5

Paragraph 9    SERVICES AND UTILITIES................................. 5

Paragraph 10   CONDITION OF THE PREMISES.............................. 6

Paragraph 11   CONSTRUCTION, REPAIRS AND MAINTENANCE.................. 6

Paragraph 12   ALTERATIONS AND ADDITIONS.............................. 7

Paragraph 13   LEASEHOLD IMPROVEMENTS;TENANT'S PROPERTY............... 8

Paragraph 14   RULES AND REGULATIONS.................................. 8

Paragraph 15   CERTAIN RIGHTS RESERVED BY LANDLORD.................... 8

Paragraph 16   ASSIGNMENT AND SUBLETTING.............................. 8

Paragraph 17   HOLDING OVER........................................... 9

Paragraph 18   SURRENDER OF PREMISES.................................. 9

Paragraph 19   DESTRUCTION OR DAMAGE..................................10

Paragraph 20   EMINENT DOMAIN.........................................10

Paragraph 21   INDEMNIFICATION........................................11

Paragraph 22   TENANT'S INSURANCE.....................................11

Paragraph 23   WAIVER OF SUBROGATION..................................12

Paragraph 24   SUBORDINATION AND ATTORNMENT...........................12

Paragraph 25   TENANT ESTOPPEL CERTIFICATES...........................12

Paragraph 26   TRANSFER OF LANDLORD'S INTEREST........................12

Paragraph 27   DEFAULT................................................12

Paragraph 28   BROKERAGE FEES.........................................14

Paragraph 29   NOTICES................................................14

Paragraph 30   GOVERNMENT ENERGY OR UTILITY CONTROLS..................14

Paragraph 31   RELOCATION OF PREMISES.................................14

Paragraph 32   QUIET ENJOYMENT........................................15

Paragraph 33   OBSERVANCE OF LAW......................................15

Paragraph 34   FORCE MAJEURE..........................................15

Paragraph 35   CURING TENANT'S DEFAULTS...............................15

Paragraph 36   SIGN CONTROL...........................................15

Paragraph 37   MISCELLANEOUS..........................................15

                              OFFICE BUILDING LEASE



This Lease between WHITTIER NARROWS BUSINESS PARK ("Landlord"), and OPTIMUM CARE CORPORATION, a Delaware Corporation, ("Tenant"), is dated, for reference purposes only, July 28, 1998.



1. LEASE OF PREMISES.

In consideration of the Rent (as defined at Section 5.4) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A", and further described at Section 21. The Premises are located within the Building and Project described in Section 2m. Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use the Common Area (as defined at Section 2e.).


2. DEFINITIONS.


As used in this Lease, the following terms shall have the following meanings:

a. Base Rent:  $ 61,142.63

b. Base Year:  1998

c. Broker(s) and Sales Agents: None

d. Commencement Date: See Addendum Paragraph 40

e. Common Areas: the building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas. Landlord shall have the right to regulate or restrict the use of the Common Areas.

f. Expense Stop: (fill in if applicable): $  N/A.

g. Expiration Date: September 30, 2000.

h. Index (Section 5.2): United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, Greater Los Angeles Area Average, Subgroup "All Items" (1982-1984=100).

i. Landlord's Mailing Address: Whittier Narrows Business Park
                               c/o Liberty West Inc.
                               16027 Ventura Blvd., Suite 550
                               Encino, CA 91436

   Tenant's Mailing Address:   Optimum Care Corporation
                               ATTN:  Edward A. Johnson, President
                               30011 Ivy Glenn Drive
                               Laguna Niguel, CA 92677

j. Monthly Installments of Base Rent: $ 2,397.75

k. Parking: Tenant shall be permitted upon payment of the then prevailing monthly rate (as set by Landlord from time to time) to park 8 cars on a non-exclusive basis in the area(s) designated for the 1170 Durfee Avenue building by Landlord for parking. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator. Landlord reserves the right to separately charge Tenant's guests and visitors for parking.



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
l. Premises: that portion of the Building containing approximately 2,085 square feet of useable area, shown by diagonal lines on Exhibit "A", located on the 1st floor of the Building and known as Suites A and B.

m. Project: the building of which the Premises are a part (the "Building") and any other buildings or improvements on the real property (the "Property") located at 1170 Durfee Ave., So. El Monte, CA and further described at Exhibit "B". The Project is known as the Whittier Narrows Business Park.

n. Useable and/or Rentable Area: as to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project.


o. Security Deposit (Article 7): $ 2,397.75

p. State: the State of CALIFORNIA.

q. Tenant's First Adjustment Date (Section 5.2): the first day of the calendar month following the Commencement Date plus 11 months (see Addendum).

r. Tenant's Proportionate Share: 2.602%. Such share is a fraction, the numerator of which is the Useable Area of the Premises, and the denominator of which is the Useable Area of the Project, as determined by Landlord from time to time. The Project consists of 3 building(s) containing a total Useable Area of 80,183 square feet.

s. Tenant's Use Clause (Article 8):  Psychological Counseling and General Office

t. Term: the period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.  EXHIBITS AND ADDENDA.

The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

a. Exhibit "A"-Floor Plan showing the Premises.
b. Exhibit "B"-Site Plan of the Project.
c. Exhibit "C"-Tenant Improvement Plan.
d. Exhibit "D"-Rules and Regulations.
e. Exhibit "E"-.
f. Addenda:

Addendum to Lease

--------------------------------------------

--------------------------------------------


4. DELIVERY OF POSSESSION.

If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change and the validity of this Lease shall not be impaired, but Rent shall be abated until delivery of possession. "Delivery of possession" shall be deemed to occur on the date Landlord completes Landlord's Work as defined in Exhibit "C". If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including without limitation, the payment of Rent.

5. RENT.

5.1. Payment of Base Rent. Tenant agrees to pay the Base Rent for the Premises. Monthly installments of Base Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Base Rent for the partial month shall be prorated on a per diem basis. Tenant shall pay Landlord the first Monthly Installment of Base Rent when Tenant executes the Lease.



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                                       2

5.2 Adjusted Base Rent.

    a. The amount of Base Rent (and the corresponding Monthly Installments of Base Rent) payable hereunder shall be adjusted annually (the "Adjustment Date"), commencing on Tenant's First Adjustment Date. Adjustments, if any, shall be based upon increases (if any) in the Index. The Index in publication three (3) months before the Commencement Date shall be the "Base Index". On each Adjustment Date, the Base Rent shall be increased by a percentage equal to the percentage increase, if any, in the Index in publication three (3) months before the Adjustment Date (the "Comparison Index") over the Base Index ("adjusted Base Rent"). In the event the Comparison Index in any year is less than the Comparison Index (or Base Index, as the case may be) for the preceding year, the Base Rent shall remain the amount of Base Rent payable during that preceding year. When the adjusted Base Rent payable as of each Adjustment Date is determined Landlord shall give Tenant written notice of such adjusted Base Rent and the manner in which it was computed. The adjusted Base Rent shall thereafter be the "Base Rent" for all purposes under this Lease.

    b. If at any Adjustment Date the Index no longer exists in the form described in this Lease, Landlord may substitute any substantially equivalent official index published by the Bureau of Labor Statistics or its successor. Landlord shall use any appropriate conversion factors to accomplish such substitution. The substitute index shall become the "Index" hereunder. (See Addendum)

5.3 Project Operating Costs.

    a. In order that the Rent payable during the Term reflect any increase in Project Operating Costs, Tenant agrees to pay to Landlord as Rent, Tenant's Proportionate Share of all increase in costs, expenses and obligations attributable to the Project and its operation, all as provided below.

    b. If during any calendar year during the Term, Project Operating Costs exceed the Project Operating Costs for the Base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Project Operating Costs in accordance with the provisions of this Section 5.3b.

(1) The term "Project Operating Costs" shall include all those items described in the following subparagraphs (a) and (b).

        (a) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building or Project or their operation, including without limitation, (i) real property taxes or assessments levied or assessed against the Building or Project, (ii) assessments or charges levied or assessed against the Building or Project by any redevelopment agency, (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State or federal government or their agencies, branches or departments; provided that if at any lime during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building or Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or Project, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Project Operating Costs. If at any time during the Term the assessed valuation of, or taxes on, the Project are not based on a completed Project having al least eighty-five percent (85%) of the Rentable Area occupied, then the "taxes" component of Project Operating Costs shall be adjusted by Landlord to reasonably approximate the taxes which would have been payable if the Project were completed and at least eighty-five percent (85%) occupied.

        (b) Operating costs incurred by Landlord in maintaining and operating the Building and Project, including without limitation the following: costs of (1) utilities; (2) supplies; (3) insurance (including public liability, property damage, earthquake, and fire and extended coverage insurance for the full replacement cost of the Building and Project as required by Landlord or its lenders for the Project; (4) services of independent contractors; (5) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Building or Project, and equipment, improvements and facilities located within the Project, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners (but excluding persons performing services not uniformly available to or performed for substantially all Building or Project tenants); (6) operation and maintenance of a room for delivery and distribution of mail to tenants of the Building or Project as required by the U.S. Postal Service (including, without limitation, an amount equal to the fair market rental value of the mail room premises); (7) management of the Building or Project, whether managed by Landlord or an independent contractor (including, without limitation, an amount equal to the fair market value of any on-site manager's office); (8) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance operation or repair of the Building or Project; (9) costs, expenditures or charges (whether capitalized or not) required by any governmental or quasi- governmental authority; (10) amortization of capital expenses (including financing costs) (i) required by a governmental entity for energy conservation or life safety purposes, or (ii) made by Landlord to reduce Project Operating Costs; and (11) any other costs or expenses incurred by Landlord under this Lease and not otherwise reimbursed by tenants of the Project. If at any time during the Term, less than eighty- five percent (85%) of the Rentable Area of the Project is occupied, the "operating costs" component of



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                                       3

Project Operating Costs shall be adjusted by Landlord to reasonably approximate the operating costs which would have been incurred if the Project had been at least eighty-five percent (85%) occupied.

(2) Tenant's Proportionate Share of Project Operating Costs shall be payable by Tenant to Landlord as follows:

        (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Project Operating Costs incurred by Landlord in the Comparison Year which exceeds the total amount of Project Operating Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses."

        (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses payable during such Comparison Year, as estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year."

        c) On or before April 1 of each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within ten (10) days of the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of additional rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Section 5.3 shall survive the Expiration Date.

        (d) Tenant's Proportionate Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

        (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated Project Operating Costs by more than five percent (5%).

        (f) If this Lease sets forth an Expense Stop at Section 2f, then during the term Tenant shall be liable for Tenant's Proportionate Share of any actual Project Operating Costs which exceed the amount of the Expense Stop. Tenant shall make current payments of such excess costs during the Term in the same manner as is provided for payment of Excess Expenses under the applicable provisions of Section 5.3b(2)(b) and (c) above.

5.4 Definition of Rent. All costs and expenses which tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent (which, together with the Base Rent is sometimes referred to as the "Rent"). The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

5.5 Rent Control. If the amount of Rent or any other payment due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

5.6 Taxes Payable by Tenant. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.



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                                       4

If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

6. INTEREST AND LATE CHARGES.

If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any Monthly Installment of Base Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, it any such installment is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

7. SECURITY DEPOSIT.

Tenant agrees to deposit with Landlord the Security Deposit set forth at Section
2.0 upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any Rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have by reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 27 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

8. TENANT'S USE OF THE PREMISES.

Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. SERVICES AND UTILITIES.

Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during generally recognized business days, and during hours determined by Landlord in its sole discretion, and subject to the Rules and Regulations of the



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                                       5

Building or Project, electricity for normal desk top office equipment and normal copying equipment, and heating, ventilation and air conditioning ( HVAC ) as required in Landlord's judgment for the comfortable use and occupancy of the Premises. If Tenant desires HVAC at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant and Tenant shall pay Landlord's charges therefor on demand. Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord may have installed a water meter or electrical current meter in the Premises to measure the amount of water or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, the excess cost for such water and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant's expense.

Nothing contained in this Article shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. In the event utilities are separately metered, Tenant shall pay promptly upon demand for all utilities consumed at utility rates charged by the local public utility plus any additional expense incurred by Landlord in keeping account of the utilities so consumed. Tenant shall be responsible tor the maintenance and repair of any such meters at its sole cost.

Landlord shall furnish elevator service, lighting replacement for building standard lights, restroom supplies, window washing and janitor services in a manner that such services are customarily furnished to comparable office buildings in the area.

10. CONDITION OF THE PREMISES.

Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition, except for such matters as to which Tenant gave Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, Building, Project or this Lease (including, without limitation, the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.

11. CONSTRUCTION, REPAIRS AND MAINTENANCE.

a. Landlord's Obligations. Landlord shall perform Landlord's Work to the Premises as described in Exhibit "C." Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

b. Tenant's Obligations.

(1) Tenant shall perform Tenant's Work to the Premises as described in Exhibit "C."

(2) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all plumbing, pipes and fixtures, electrical wiring, switches and fixtures, Building Standard furnishings and special items and equipment installed by or at the expense of Tenant.

(3) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and



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systems thereof, the need for which arises out of (i) Tenant's use or occupancy of the Premises, (ii) the installation, removal, use or operation of Tenant's Property (as defined in Article 13) in the Premises, (iii) the moving of Tenant's Property into or out of the Building, or (iv) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

(4) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

c. Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

d. Waiver by Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

e. Load and Equipment Limits. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be objectionable to Landlord or other Building tenants.

f. Except as otherwise expressly Provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building, or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

g. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

h. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment pursuant to Section 13b shall be repaired by Tenant at Tenant's expense.

12. ALTERATIONS AND ADDITIONS.

a. Tenant shall not make any additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel approved by Landlord, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that any such work be performed by Landlord's contractor, in which case the cost of such work shall be paid for before commencement of the work. Tenant shall pay to Landlord upon completion of any such work by Landlord's contractor, an administrative fee of fifteen percent (15%) of the cost of the work.

b. Tenant shall pay the costs of any work done on the Premises pursuant to
Section 12a, and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of non-responsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

c. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1 1/2) times the total estimated cost of any additions, alterations or



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improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Section 12c shall relieve Tenant of its obligation under Section 12b to keep the Premises, Building and Project free of all liens.

d. Unless their removal is required by Landlord as provided in Section 12a, all additions, alterations and improvements made to the Premises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Section 13b.

13. LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

a. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in Section 13b.

        b. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage, to the Premises or to the Building resulting from such removal.

14. RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "D" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

15. CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant's use or possession of the Premises:

        a. To name the Building and Project and to change the name or street address of the Building or Project;

        b. To install and maintain all signs on the exterior and interior of the Building and Project;

        c. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's vaults and sales;

        d. At any time during the Term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

        e. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

16. ASSIGNMENT AND SUBLETTING.

No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Article 16.

        a. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord.



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        b. If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

                (1) Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld;

                (2) The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

                (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

                (4) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

                (5) Any sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

        c. Notwithstanding the provisions of paragraphs a and b above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under
        Article 8 remains unchanged.

        d. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof. Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

        e. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then Tenant shall, upon demand, pay Landlord an administrative fee of One Hundred Fifty and No/100ths Dollars ($150.00) plus any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

17. HOLDING OVER.

If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the "Monthly Installments of Base Rent" payable by Tenant shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

18. SURRENDER OF PREMISES.

        a. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broom-clean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear,
        (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property on or before the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.



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        b. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date Tenant shall surrender all keys to the Premises.

19. DESTRUCTION OR DAMAGE.

        a. If the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements of other casually, Landlord shall, subject to the provisions of this Article, promptly repair the damage, if such repairs can, in Landlord's opinion, be completed within (90) ninety days. If Landlord determines that repairs can be completed within ninety (90) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, the Base Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under Section 19d.

        b. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed within ninety (90) days, Landlord may elect, upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

        c. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed within ninety (90) days, Landlord may elect upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

        d. If the Premises are to be repaired under this Article, Landlord shall repair at its cost any injury or damage to the Building and Building Standard Work in the Premises. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

        e. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.


20. EMINENT DOMAIN.

        a. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) day after either such notice. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

        b. In the event of any taking, partial or whole, all of the proceeds of any award, judgement or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority. Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's personal property.

        c. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of Building Standard Work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property.


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21. INDEMNIFICATION.

        a. Tenant shall indemnify and hold Landlord harmless against and from liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Tenant to be done in, on or about the Premises; (2) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (3) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, invitees or contractors. Tenant shall at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause.

        b. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing; air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project.

22. TENANT'S INSURANCE.

        a. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's lender and qualified to do business in the State. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement,
        (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancelable except after twenty
        (20) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

        b. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

        c. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

        d. Not less than every three (3) years during the Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all Insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the cost of living in the same manner as is set forth in Section 5.2 hereof for the adjustment of the Base Rent.




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23. WAIVER OF SUBROGATION.

Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage, Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24. SUBORDINATION AND ATTORNMENT.

Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and to all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor or Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25. TENANT ESTOPPEL CERTIFICATES.

Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying
(a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26. TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27. DEFAULT.

27.1. Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

        a. If Tenant abandons or vacates the Premises; or

        b. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; or

        c. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or

        d. If a writ of attachment or execution is levied on this Lease or on any of Tenant's Property; or

        e. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or



                                                                         -------
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                                       12

        f. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed will, in forty-five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

        g. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

        h. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs d through g above.

27.2. Remedies. In the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do the following:

        a. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

        b. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

        c. Reenter the Premises under the provisions of subparagraph b, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of subparagraphs b or c above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due; Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly, Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

Should Landlord elect to terminate this Lease under the provisions of subparagraph a or c above, Landlord may recover as damages from Tenant the following:

        1. Past Rent. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

        2. Rent Prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

        3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

        4. Proximately Caused Damages. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including broker's commissions.

"The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10 %) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).


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                                       13

The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

27.3 Landlords Default. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30)days after receipt of written notice from Tenant specifying such default, or if such default cannot reasonably be cured within thirty(30) days, if Landlord fails to commence to cure within that thirty (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any) wherever situated, shall be subject to levy to satisfy such judgment. If, after notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein.

28. BROKERAGE FEES.

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except those noted in
Section 2.c. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

29. NOTICES.

All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. mail, postage prepaid, and addressed as follows: (a) if to Landlord, to Landlord's Mailing Address and to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises. Landlord and Tenant may from time to time by notice to the other designate another place for receipt of future notices.

30. GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

31. RELOCATION OF PREMISES.

Landlord shall have the right to relocate the Premises to another Part of the Building in accordance with the following:

        a. The new premises shall be substantially the same in size, dimensions, configuration, decor and nature as the Premises described in this Lease, and if the relocation occurs after the Commencement Date, shall be placed in that condition by Landlord at its cost.

        b. Landlord shall give Tenant at least thirty (30) days written notice of Landlord's intention to relocate the Premises.

        c. As nearly as practicable, the physical relocation of the Premises shall take place on a weekend and shall be completed before the following Monday. If the Physical relocation has not been completed in that time, Base Rent shall abate in full from the time the physical relocation commences to the time it is completed. Upon completion of such relocation, the new premises shall become the "Premises" under this Lease.

        d. All reasonable costs incurred by Tenant as a result of the relocation shall be paid by Landlord.

        e. If the new premises are smaller than the Premises as it existed before the relocation, Base Rent shall be reduced proportionately.

        f. The parties hereto shall immediately execute an amendment to this Lease setting forth the relocation of the Premises and the



                                                                         -------
                                                                         INITIAL
        reduction of Base Rent, if any.

32. QUIET ENJOYMENT.

Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

33. OBSERVANCE OF LAW.

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

34. FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article 34 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

35. CURING TENANT'S DEFAULTS.

If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account at the expense of Tenant. Tenant shall pay Landlord all costs of such performance promptly upon receipt of a bill therefor.

36. SIGN CONTROL.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

37. MISCELLANEOUS.

a. Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

b. Addenda. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

c. Attorneys' Fees. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

d. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Articles and Sections in this Lease.

e. Changes Requested by Lender. Neither Landlord or Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as these changes do not alter the business terms of this Lease


                                                                         -------
                                                                         INITIAL
or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such charge or amendment is requested.

f. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State.

g. Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgement to enforce any right to such consent, etc.

h. Corporate Authority. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution.

i. Counterparts. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

j. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

k. Furnishing of Financial Statements. Tenant's Representations. In order to induce the Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

l. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

m. Mortgagee Protection. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonable be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

n. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest.

o. Recording. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

p. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

q. Successors and Assigns. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

r. Time of the Essence. Time is of the essence of this Lease.

s. Waiver. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default.

The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or



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                                                                         INITIAL
render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AS OF THE DATES SET FORTH BELOW.

Date:                                  Date:
     ----------------------------           ------------------------------------

Landlord: WHITTIER NARROWS BUSINESS    Tenant: OPTIMUM CARE CORPORATION
          PARK                                 A Delaware Corporation
          c/o Liberty West Inc.

By:                                     By:
   -------------------------------         -------------------------------------
    Adam Milstein, President               Edward A. Johnson,  President

CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made as to the legal sufficiency or tax consequences of this document of the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.


                                                                         -------
                                                                         INITIAL

                                ADDENDUM TO LEASE




ADDENDA TO THAT LEASE, DATED FOR REFERENCE PURPOSES ONLY, JULY 28, 1998, BETWEEN WHITTIER NARROWS BUSINESS PARK, AS LANDLORD, AND OPTIMUM CARE CORPORATION, A DELAWARE CORPORATION, AS TENANT.

38. TENANT IMPROVEMENTS: Landlord will deliver Premises in its as-is condition, with the exception that Landlord will perform the following improvements, before the Commencement Date of the Lease, per the attached plan marked Exhibit "C":

     1) remove the wall between rooms B and C, and the easterly wall and door of room K
     2) patch and paint areas where walls were removed
     3) repair carpet in areas where walls were removed
     4) install a door on the westerly wall of room K if possible. Otherwise, door to be placed on westerly wall of rooms C or D
     5) clean carpets

The cost of the above improvements (estimated to be approximately $ 2,500 - $ 3,000) is being amortized into the Base Rent over a three year period. Tenant will be responsible for any unamortized portion of the above improvement cost if Tenant occupies the space for less than three (3) years.

39. RENTAL RATE: Notwithstanding any of the provisions of Sections 2.a., 2.j. 2.q. and Section 5 of the Lease, the Rental Rate to be fixed for the initial term of the Lease.

40. COMMENCEMENT DATE: Lease to commence upon the earlier of either August 15, 1998 or the date the above improvements are completed.

41. UTILITIES: Notwithstanding the provisions of Section 9 of the Lease, Tenant to be responsible for payment, to the proper utility company, of its own electric bill for both suites, for the term of the Lease.

42. PARKING: Notwithstanding the provisions of Section 2.k. of the Lease, Landlord agrees to not charge Tenant for the 8 non- exclusive parking spaces during the term of the Lease.




APPROVED:                              APPROVED:


LANDLORD                               TENANT
Whittier Narrows Business Park         Optimum Care Corporation
c/o Liberty West Inc.                  A Delaware Corporation



By:                                     By:
   -------------------------------         -------------------------------------
    Adam Milstein, President               Edward A. Johnson,  President






DATE:   SEP 01, 98                       DATE:     8/8/98
       ----------------------------           ----------------------------------



                                                                         -------
                                                                         INITIAL

                                   EXHIBIT "A"


                         WHITTIER NARROWS BUSINESS PARK
                    1170-1190 DURFEE AVE. EL MONTE CALIFORNIA






                                   1170 DURFEE
                                   FLOOR PLAN


                   (EXHIBIT A IS AN OUTLINE OF THE FLOOR PLAN)


                                                                         -------
                                                                         INITIAL

                                   EXHIBIT "B"



                         WHITTIER NARROWS BUSINESS PARK
                    1170-1190 DURFEE AVE. EL MONTE CALIFORNIA



                                   1170 DURFEE
                               ONE STORY BUILDING
                                 18,000 SQ. FT.


                   (EXHIBIT B IS AN OUTLINE OF THE SITE PLAN)


                                                                         -------
                                                                         INITIAL

                                   EXHIBIT B-1

A. AGREEMENT:

A.1 Lessor and Lessee agree to the construction of improvements in the Premises according to the terms and conditions of the Lease, Exhibit A-1, and this Exhibit B.

A.2 Lessee agrees to provide Lessor with a fully executed lease on or before September 24, 1998.

A.3 Provided the A.2 deadline date is adhered to, Lessor will provide Lessee with final detailed plans and specifications of all proposed improvements on or before n/a.

A.4 Lessee will return to Lessor a copy of said final detailed plans and specifications Exhibit A-1 approved by Lessee on or before n/a , subject to the provisions or paragraph D.1 DELAYS of this Exhibit B.

A.5 Any changes required by Lessee to final plans and specifications previously approved by both Lessor and Lessee, shall be approved by Lessor at its sole discretion, subject to the provisions or paragraph D.1 DELAYS of this Exhibit B.

A.6 Provided Lessee and Lessor perform according to the mentioned provisions of
A.1 through A.5 and there are no Delays which are identified in provisions D.1 &
D.2 of this Exhibit, Lessor shall complete all final proposed improvements to the best of its ability on or before November 15, 1998 .

B. LESSEE PAID IMPROVEMENT:

B.1 Lessee at its sole cost and expense will pay for the following improvements to the Premises:


            ITEM                              AMOUNT

1. Carpet Installation                      $2,700.00*

2. * (To be paid in monthly installments of $75.00 per month along with monthly rental payment.)

                                                                         -------
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
                                    EXHIBIT C




(THIS EXHIBIT IS AN OUTLINE OF FLOOR PLAN FOR UNIT A AND UNIT B SHOWING PROPOSED ALTERATIONS OF ADDING A DOOR AND REMOVING TWO WALLS.)


                                                                         -------
                                                                         INITIAL

                                   EXHIBIT "D"


                              RULES AND REGULATIONS

                                WHITTIER NARROWS

                                  BUSINESS PARK


1.   Building Hours: 7:00 a.m. - 6:00 p.m. WEEKDAYS
                     HVAC: 7:00 a.m. - 6:00 p.m. WEEKDAYS

     WNBP recognizes the following holidays:
     President's Day
     Memorial Day
     Independence Day
     Labor Day
     Thanksgiving Day
     Day after Thanksgiving
     Christmas
     New Year's Day

2. Overtime heating, ventilating and air conditioning must be requested at least 24 hours in advance and is billed at $30.00 per hour.

3. The sidewalks, passages, exits and entrances shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from their respective premises. The Landlord shall in all cases retain the right to control and prevent access by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenants normally deal in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names thereon.

5. No signs shall be attached to or placed in windows. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises. The windows of the Building shall not be covered or obstructed by Tenant.

6. The toilets and urinals shall not be used for any purpose other than those for which they were constructed and no rubbish, newspapers or other substances of any kind shall be thrown into them. Tenants shall not mark, drive nails, screw or drill into, paint, nor in any way deface the walls, ceilings, partitions or floors. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who has caused such breakage, stoppage or damage.

7. Electric wiring of any kind shall be introduced and connected as directed by Landlord, and no boring or cutting for wires will be allowed except with the consent of Landlord. The location of telephones, call boxes, etc., shall be prescribed by Landlord.

8. Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for any loss or damage to any such safe or property from any cause; but all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

9. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks, except those equipped with rubber tires and side guards.

10. No additional lock or locks shall be placed by Tenants on any door in the Building unless written consent of Landlord shall have first been obtained. Two keys will be furnished by Landlord for entry door or doors only, and any additional keys required must be obtained from Landlord, at Tenant's cost, and neither Tenant nor his agents or employees shall have any


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Rules and Regulations
Whittier Narrows
Page Two



        duplicate key made. The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished, or shall pay the Landlord the cost of replacing same or changing the lock or locks opened by such lost key if Landlord deems it necessary to make such changes.

11. The carrying in or out of freight, furniture or bulky matter of any description, must take place during such hours as Landlord may from time to time reasonably determine. The installation and moving of such property shall be made upon previous notice to the superintendent of the Building, but Landlord shall not be responsible for loss of or damage to such property, from any cause.

12. Tenant shall use, at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

13. Tenant and tenant's officers, agents and employees shall not make or permit any loud, unusual or improper noises, nor interfere in any way with other Tenants or those having business with them, not bring into nor keep any animal or bird, or any bicycle, automobile, or other vehicle, except such vehicles as they are permitted to park in the parking lot, and shall park in the areas designated from time to time for employee parking.

14. Tenant shall not employ any person or person for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services.

15. No machinery of any kind will be allowed in the Premises without the written consent of Landlord. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

16. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord.

17. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner, except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

18. All garbage, including wet garbage, refuse, or trash shall be placed by the Tenant in the receptacles provided by the Landlord for the purpose.

19. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

20. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.

21. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

22. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall be likewise carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by Tenant, other tenants, or occupants of the Building. Landlord reserves the right to close and keep locked all entrances and exit doors of the Building before and after the normal hours of operation, and during such further hours as Landlord may deem advisable for the adequate


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

Rules and Regulations
Whittier Narrows
Page Three



        protection of said Building and the property of its tenants.

23. The requirements of Tenant will be attended to only upon application at the Building Office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

24. Landlord reserves the right by written notice to Tenant to add to, rescind, alter or waive these rules and regulations at any time prescribed for the Building when, in Landlord's reasonable judgment, it is necessary, desirable or proper for the best interest of the Building and its Tenants.

25. Tenants shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.


All city and county ordinances shall be observed by Tenants in the use of this Building and leased Premises.

It is understood and agreed between Tenant and Landlord that no assent or consent to any waiver of any part hereof by Landlord in spirit or letter shall be deemed or taken as made except when the same is done in writing and attached to or endorsed hereon by Landlord.

In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.





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